Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Graham G. Alexander, Chief Executive Officer and Chief Financial Officer of Rancho Santa Monica Developments Inc. (the "Company"), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i)

the Annual Report on Form 10-K of the Company, for the fiscal year ended November 30, 2008, and to which this certification is attached as Exhibit 32.1 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Graham G Alexander
Name:	GRAHAM G. ALEXANDER
Title:	Chief Executive Officer
Chief Financial Officer
Date:	March 2nd , 2009